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                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934





                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  JULY 2, 2002






                         TEXAS REGIONAL BANCSHARES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
            TEXAS                            000-14517                     74-2294235
(STATE OR OTHER JURISDICTION OF       (COMMISSION FILE NUMBER)         (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                                      IDENTIFICATION NUMBER)



                                  P.O. BOX 5910
                       3900 NORTH 10TH STREET, 11TH FLOOR
                             MCALLEN, TX 78502-5910
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (956) 631-5400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.  OTHER EVENTS

        On July 2, 2002, Texas Regional Bancshares, Inc. issued a press release announcing the execution of a letter of intent for Texas Regional to acquire through merger San Juan Bancshares, Inc. The press release, which is attached hereto and filed herewith as Exhibit 99.1, is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

    99.1    Press release of Texas Regional Bancshares, Inc. dated July 2, 2002.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 TEXAS REGIONAL BANCSHARES, INC.



Date:  July 2, 2002              BY: /s/ R.T. PIGOTT, JR.
                                    -------------------------------------------
                                    R. T. Pigott, Jr., Executive Vice President
                                    and Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number

99.1  Press release of Texas Regional Bancshares, Inc. dated July 2, 2002.